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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 333-91858, 333-55642, 333-39736, 333-77803,
333-69141) and Forms S-3 (Nos. 333-84428, 333-74522, 333-63306, 333-82239) of
Identix Incorporated of our report dated July 29, 2003 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 12, 2003